UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 21, 2025

(Date of report; date of

earliest event reported)

Commission file number: 1-3754

ALLY FINANCIAL INC.

(Exact name of registrant as specified in its charter)

Delaware	38-0572512
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Ally Detroit Center

500 Woodward Ave.

Floor 10, Detroit, Michigan

48226

(Address of principal executive offices)

(Zip Code)

(866) 710-4623

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act (listed on the New York Stock Exchange):

Title of each class	Trading symbols
Common Stock, par value $0.01 per share	ALLY

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 21, 2025, David J. DeBrunner notified Ally Financial Inc. (Ally) of his intention to retire as Ally’s Chief Accounting Officer and Controller. Mr. DeBrunner confirmed that his decision was based on his professional and personal priorities and was not due to any disagreement with Ally on any matter relating to Ally’s operations, policies, or practices.

Austin T. McGrath will assume the role of Chief Accounting Officer and Controller effective August 8, 2025. Mr. McGrath joined Ally in 2007. He was appointed executive director of Investor Relations in January 2025. Prior to that, Mr. McGrath served in a variety of accounting roles within the Corporate Controllers Group, most recently as executive director for SEC Reporting, Regulatory Reporting, and Risk Finance from June 2021 through January 2025. Mr. McGrath is a Certified Public Accountant and holds a bachelor’s degree in accounting from Lehigh University.

In connection with Mr. McGrath’s ’s appointment, he will receive an annual base salary, is eligible to receive incentive compensation in the form of cash and equity-based awards pursuant to Ally’s Incentive Compensation Plan and will receive other employee benefits consistent with those provided to other similarly situated employees. Mr. McGrath has no family relationships with any director or executive officer of Ally or Ally Bank. There are no arrangements or understandings between Mr. McGrath and any other person pursuant to which Mr. McGrath was selected as the Chief Accounting Officer and Controller, and there are no transactions involving Mr. McGrath that would be required to be reported under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLY FINANCIAL INC.
(Registrant)

Dated: July 24, 2025	/s/ Jeffrey A. Belisle
Jeffrey A. Belisle
Corporate Secretary